UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 22, 2023
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NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

13135 Dairy Ashford,	Suite 800,	Sugar Land,	Texas	77478
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: 281 276-6100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 22, 2023, Noble Corporation plc (the “Company”) increased the size of the board of directors of the Company (the "Board") from seven to eight members and appointed Mr. H. Keith Jennings as a director to fill the vacancy resulting from that increase. Mr. Jennings was also appointed as a member and the chair of the Audit Committee of the Board.
Mr. Jennings served as Executive Vice President and Chief Financial Officer of Weatherford International from September 2020 to August 2022, Executive Vice President and Chief Financial Officer of Calumet Specialty Products Partners from October 2019 to August 2020, Vice President, Finance of Eastman Chemical Company from 2018 to 2019, Vice President & Treasurer of Eastman Chemical Company from 2016 to 2018 and Vice President & Treasurer of Cameron International from 2009 to 2016. Mr. Jennings holds a Bachelor of Commerce from the University of Toronto and an MBA from Columbia University and is a Chartered Professional Accountant. He currently serves on the board of 5E Advanced Materials, Inc.
Mr. Jennings will receive the same compensation as other non-employee directors, which will be prorated for his service in 2023. The Company’s director compensation program is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2023.
There are no material agreements, understandings or arrangements between Mr. Jennings and any other person pursuant to which Mr. Jennings was selected to serve as a director of the Company. There are no family relationships between Mr. Jennings and any director or officer of the Company or any person nominated or chosen by the Company to become a director or executive officer and there are no transactions in which Mr. Jennings has an interest that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 99.1	Press Release issued by Noble Corporation plc dated November 22, 2023
Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	November 22, 2023	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and Corporate Secretary